Exhibit 10.28


                          THIRD CONSENT AND AMENDMENT

         This Third Consent and Amendment (the "Consent and Amendment") is dated as of September 8, 2003, among GFSI, Inc., a Delaware corporation (the "Borrower"), GFSI Holdings, Inc., a Delaware corporation ("Holdings"), each of the financial institutions a party to thereto (such financial institutions, together with their successors and assigns, are referred to in this Consent and Amendment each individually as a "Lender" and collectively as the "Lenders"), and Bank of America, N.A., as agent for the Lenders (in its capacity as agent, the "Agent") and pertains to the Loan Documents, including, without limitation:

                  (i) the Credit Agreement dated as of March 28, 2002, among Borrower, Holdings, Lenders and the Agent (as it has been or may hereafter be amended, restated, supplemented, extended or otherwise modified, the "Credit Agreement"),

                  (ii) the Security Agreement dated as of March 28, 2002, among Borrower, Event 1, Inc., CC Products, Inc. and Agent (as it has been or may hereafter be amended, restated, supplemented, extended or otherwise modified, the "Security Agreement"), and

                  (iii) the Pledge Agreement dated as of March 28, 2002, between Holdings and the Agent (as it has been or may hereafter be amended, restated, supplemented, extended or otherwise modified, the "Holdings Pledge Agreement"), and

                  (iv) the Pledge Agreement dated as of March 28, 2002, between Borrower and Agent (as it has been or may hereafter be amended, restated, supplemented, extended or otherwise modified, the "Borrower Pledge Agreement").

                                   Recitals

         1. Jefferies & Company ("Jefferies") is purchasing 11.375% Senior Discount Notes of Holdings (the "Notes") with an aggregate principal amount at maturity exceeding $40 million. In connection with these purchases, the Indenture dated September 17, 1997, between Holdings and U.S. Bank, N.A. (as successor to State Street Bank and Trust Company), as Trustee (as amended, the "Indenture"), as amended by the First Supplemental Indenture dated as of October 11, 1999, will be further amended by a Second Supplemental Indenture (the "Second Supplemental Indenture"). Jefferies will then sell to Borrower and Gearcap (as defined below), and Borrower and Gearcap will each purchase from Jefferies, the Notes (as described in paragraphs 2 and 3 below).

         2. Larry D. Graveel (a director and officer of Borrower and Holdings and a beneficial stockholder of Holdings), Michael H. Gary (a director and officer of Borrower and Holdings and a beneficial stockholder of Holdings) and Barry Golden (a beneficial stockholder of Holdings) formed a Delaware limited liability company called Gearcap LLC ("Gearcap"). Gearcap is being initially capitalized with approximately $12.3 million in initial capital contributions by Messrs. Graveel, Gary and Golden and borrowings from Messrs. Golden and Robert M. Wolff (a director and officer of Borrower and Holdings and a beneficial stockholder of Holdings). Gearcap's repayment of these member loans is being secured by Gearcap's pledge of the Holdings stock it acquires from Holdings (as described in paragraph 4 below) to Messrs. Golden and Wolff.

         Gearcap is using these funds to purchase Notes from Jefferies (as described in paragraph 1 above) and to pay the 2003 Transaction Expenses (as described in paragraph 9 below).

         3. Borrower is borrowing up to $10 million from the Lenders under the Credit Agreement. Borrower is using the proceeds of this loan to purchase Notes from Jefferies (as described in paragraph 1 above) and pay the 2003 Transaction Expenses (as described in paragraph 9 below). Borrower will hold these Notes as an investment and pledge them as additional Collateral under the Credit Agreement.

         4. Holdings and Gearcap will enter into an Exchange Agreement (the "Exchange Agreement") under which they will agree to exchange newly authorized stock of Holdings for Notes. Gearcap will exchange the Notes it purchases from Jefferies for, and Holdings will issue to Gearcap in exchange for the Notes being tendered:

                  (a) 8,250 shares of duly authorized and fully paid shares of Series C common stock of Holdings (approximately 80% of the fully diluted issued and outstanding common stock of Holdings and with substantially the same attributes as Holdings' existing Series A and B common stock), and

                  (b) 11,490 shares of duly authorized and fully paid shares of Series E 10% Cumulative Preferred Stock of Holdings (approximately 78% of the fully diluted issued and outstanding preferred stock of Holdings and with substantially the same attributes as Holdings' existing Series A, B and C preferred stock).

         After the exchange, the ownership (of record or beneficial) of Holdings common stock will be approximately as follows:

         ========================================= =======================
         Stockholder                               Percentage
                                                   Directly Held
         ----------------------------------------- -----------------------
         Gearcap                                            80%
         ----------------------------------------- -----------------------
         Management Stockholders                            10%
         ----------------------------------------- -----------------------
         Jordan Stockholders                                10%
         ========================================= =======================

         5. Borrower and Holdings will enter into a contribution agreement (the "Contribution Agreement") under which Holdings will contribute the Notes it receives from Gearcap to Borrower as a capital contribution. Borrower will hold these Notes as an investment and pledge them as additional Collateral under the Credit Agreement.

         6. Holdings and its shareholders (including Gearcap) will enter into an agreement (the "Second Amended and Restated Stockholders Agreement") that amends the existing Amended and Restated Subscription and Stockholders Agreement dated as of December 19, 2000, among Holdings and its shareholders.

         7. Holdings and Gearcap will enter into a management agreement (the "2003 Management Agreement") with Gearcap under which Gearcap will provide certain services to Holdings and its affiliates in return for the payment of certain fees and expenses. The 2003 Management Agreement will have a 10 year term and will be in addition to the TJC Amendment (as defined below).

         8. Holdings and TJC Management Corporation will enter into an agreement (the "TJC Amendment") that amends the existing Management Consulting Agreement between them dated February 27, 1997, to reduce the amount payable by Holdings to TJC Management Corporation from up to $1,000,000 annually to $100,000 annually plus reasonable out of pocket expenses.

         9. Gearcap, Holdings and Borrower will bear the transaction costs relating to the 2003 Recapitalization Transactions (as defined below), including, without limitation, commissions, trading fees and other fees of Jefferies, the Amendment Fee (as defined below) and legal, accounting and tax opinion fees and related expenses (collectively, the "2003 Transaction Expenses").

         10. The three directors of Holdings and Borrower representing the Jordan shareholders will resign. The vacancies created by these resignations will either be filled with new directors or eliminated by reducing the size of the Boards of Directors, or both.

         11. The Stated Termination Date under the Credit Agreement will be extended to January 15, 2006 (or the date to which the Credit Agreement is extended under Section 10.1 of the Credit Agreement), if Borrower and Gearcap (or either of them) purchase, in the aggregate, Notes with an aggregate principal amount at maturity exceeding $50,000,000 on or before December 31, 2003.

         12. Messrs. Graveel, Gary and Peterson will cease being employed by Holdings and become employed by Gearcap.

         13. The Articles of Incorporation of Holdings will be amended (the "Articles Amendment").

         14. The transactions and related matters described above in these Recitals and as more fully described in Indenture (as amended by the Second Supplemental Indenture), the Exchange Agreement, the Contribution Agreement, the Second Amended and Restated Stockholders Agreement, the 2003 Management Agreement, the TJC Agreement Amendment, the Articles Amendment and the documents and instruments referred to or delivered by Borrower, Holdings or Gearcap under them (collectively, the "Recapitalization Documents") are collectively referred to in this Consent and Amendment as the "2003 Recapitalization Transactions." In connection with these transactions, Borrower has requested that the Lenders and Agent execute and deliver this Consent and Amendment.

                                   Agreement

         Therefore, in consideration of the mutual execution of this Consent and Amendment and other good and valuable consideration, the parties to this Consent and Amendment agree as follows:

         1. Definitions. Capitalized terms that are used in this Consent and Amendment but are not otherwise defined in this Consent and Amendment have the meanings ascribed to them in the Credit Agreement.

         2. Amendment Fee. Borrower will pay to Agent, for the ratable benefit of Lenders, an amendment fee in an amount equal to $150,000 (the "Amendment Fee"), which fee will be fully earned on the date of this Consent and Amendment and payable on the date on which Borrower purchases its portion of the Notes. The Agent and the Lenders agree that Borrower's obligation to pay this Amendment Fee will be waived if Borrower fails to purchase any Notes on or before December 31, 2003.

         Notwithstanding the foregoing, if the Stated Termination Date is extended to January 15, 2006, and Borrower has not otherwise paid the Amendment Fee because Borrower has not purchased any Notes, Borrower acknowledges and agrees:

                  (a) that it will immediately pay an extension fee in an amount that is mutually acceptable to Borrower, Agent and Lenders, and

                  (b) that the extension will not become effective until Borrower pays this fee.

         3. Loan Document Consents. Upon satisfaction of the conditions set forth in Section 5 of this Consent and Amendment, Agent and Lenders agree as set forth below in this Paragraph 3. These agreements are not effective as to any Note purchases or 2003 Transaction Expenses occurring after December 31, 2003.

                  (a) Lenders and Agent agree that this Consent and Amendment satisfies any duty of Borrower or its Subsidiaries to give notice to Lenders or Agent under the Loan Documents, including under Section 5.3(j) of the Credit Agreement and Section 4 of the Security Agreement, of the location of the Collateral or the relocation of the Collateral, but only with respect to Notes and only to the extent that the Notes constitute Collateral.

                  (b) Notwithstanding the provisions of Sections 6.22 and 7.25 of the Credit Agreement that limit Borrower's use of the proceeds of the Loans to certain specified uses, Lenders and Agent consent and agree to Borrower's use of proceeds of the Loans in an aggregate amount not to exceed $10,000,000 for Borrower's purchase of Notes and for the payment of the 2003 Transaction Expenses; provided, that:

                           (i) Borrower's use of the proceeds of the Loans to
                  purchase the Notes occurs no later than December 31, 2003, and

                           (ii) Borrower is responsible for no more than 50%
                  of the total funds that Borrower and Gearcap, in the aggregate, use to purchase Notes and pay 2003 Transaction Expenses in connection with the 2003 Recapitalization Transactions.

                  (c) Notwithstanding the provisions of Section 7.10 of the Credit Agreement that prohibit certain Restricted Investments, Lenders and Agent consent and agree to Borrower's purchase of Notes from Jefferies, and Holdings' acquisition of Notes from Gearcap and subsequent contribution of Notes to Borrower. Lenders and Agent acknowledge that Borrower may purchase additional Notes, notwithstanding the limitations set forth in this paragraph (c), with Gearcap funding, with the written consent and agreement of Lenders and Agent after the date of this Consent and Amendment.

                  (d) Notwithstanding the provisions of Section 7.13 of the Credit Agreement and Section 6(d) of the Holdings Pledge Agreement, Lenders and Agent consent and agree that Holdings has no obligation to pledge, and will not pledge, the Notes that it receives from Gearcap under the Exchange Agreement and contributes to Borrower under the Contribution Agreement.

                  (e) Notwithstanding the provisions of Section 7.15 of the Credit Agreement that prohibit Borrower from investing in an Affiliate, purchasing indebtedness of an Affiliate, paying the expenses of an Affiliate, or engaging in certain other transactions, Lenders and Agent consent and agree to:

                           (i) Borrower's purchase of Notes, provided that:

                                    (A) such Note purchases occur no later
                           than December 31, 2003,

                                    (B) Borrower uses no more than $10,000,000
                           in the aggregate of the proceeds of the Loans to acquire such Notes and pay 2003 Transaction Expenses, and

                                    (C) Borrower is responsible for no more
                           than 50% of the total funds that Borrower and Gearcap, in the aggregate, use to purchase Notes and pay 2003 Transaction Expenses in connection with the 2003 Recapitalization Transactions,

                           (ii) Borrower's payment of the 2003 Transaction
                  Expenses, and

                           (iii) Borrower's and Holdings' execution and
                  delivery of the Contribution Agreement and the consummation of the transactions contemplated under it.

                  (f) Notwithstanding the provisions of Section 7.15 of the Credit Agreement that prohibit Borrower and its Subsidiaries from transferring, purchasing or repurchasing any stock or indebtedness of any Affiliate, and engaging in certain other transactions, Agent and Lenders consent and agree to Borrower's and Holdings' execution and delivery of the Contribution Agreement and the consummation of the transactions contemplated under it.

                  (g) Notwithstanding the provisions of Section 7.17 of the Credit Agreement that prohibit Borrower from engaging in any business other than the business it was engaged in the date of the Credit Agreement, Lenders and Agent consent and agree to Borrower's:

                           (i) purchase or receipt of Notes, and

                           (ii) subsequent holding of the Notes as an
                  investment.

                  (h) Notwithstanding the provisions of Section 9.1(p) of the Credit Agreement under which a Change of Control is an Event of Default, the Lenders and Agent consent to the Change of Control otherwise caused by the 2003 Recapitalization Transactions and waive any resulting Event of Default. Lenders and Agent acknowledge and agree that Holdings and Borrower may replace the Jordan Directors and/or reduce the size of their respective Boards of Directors.

                  (i) Agent and Lenders agree that they will, at any time and from time to time, at Borrower's reasonable request and at Borrower's expense, execute and deliver to Borrower all other instruments that are reasonably necessary to effectuate the 2003 Recapitalization Transactions.

                  (j) Notwithstanding any other provision of any of the Loan Documents, and without limitation by the specific consents and amendments granted or made in this Consent and Amendment, the Lenders and Agent consent to the 2003 Recapitalization Transactions, as described in the Recitals and more fully described in the Recapitalization Documents.

         4. Amendments. The Loan Documents are amended as follows:

                  (a) Schedule 6.4 to the Credit Agreement ("Corporate Name; Prior Transactions") is amended in its entirety by substituting the revised Schedule 6.4 that is attached to this Consent and Amendment as Exhibit A.

                  (b) Schedule 6.5 to the Credit Agreement ("Subsidiaries and Affiliates") is amended in its entirety by substituting the revised
         Schedule 6.5 that is attached to this Consent and Amendment as Exhibit B.

                  (c) Section 6.7(b) of the Credit Agreement is amended in its entirety so that, as amended, it reads as follows:

                           "(b) Holdings' authorized common capital stock consists of:

                                    (i) 1,000 shares of Series A common stock,
                           par value $.01 per share of which 1,000 shares are validly issued and outstanding or held as treasury stock, fully paid and non-assessable,

                                    (ii) 1,000 shares of Series B common
                           stock, par value $.01 per share, of which 1,000 shares are validly issued and outstanding, fully paid and non-assessable and; in each case, are owned beneficially and of record by the parties listed on Schedule 6.7, and

                                    (iii) 12,000 shares of Series C common
                           stock, par value $.01 per share, of which 8,250 shares are validly issued and outstanding, fully paid and non-assessable and are owned of record by Gearcap."

                  (d) Schedule 6.7 to the Credit Agreement ("Capitalization") is amended in its entirety so that, as amended, it reads as set forth on the attached Exhibit C.

                  (e) Schedule 6.26 to the Credit Agreement ("Material Agreements") is amended in its entirety by substituting the revised
         Schedule 6.26 that is attached to this Consent and Amendment as Exhibit D.

                  (f) The proviso at the end of the definition of "Affiliate" in the Credit Agreement is amended so that as amended, it reads as follows:

                  "provided, however, that the term "Affiliate" specifically excludes JZ Equity Partners PLC and Gearcap."

                  (g) The definition of "Change of Control" in the Credit Agreement is amended to read as follows:

                      "Change of Control" means any event, transaction or
                  occurrence as a result of which:

                                (a) the Management Stockholders
                       collectively cease to own and control, whether directly of record or through ownership of units of Gearcap, all of the economic and voting rights associated with ownership of at least fifty-five percent (55%) of the outstanding common stock of Holdings,

                                (b) Holdings ceases to own and control all
                       of the economic and voting rights associated with all of the outstanding capital stock of Borrower, or

                                (c) Borrower ceases to own and control all
                       of the economic and voting rights associated with all of the outstanding capital stock of any of its Subsidiaries.

                        For purposes of this definition, ownership of any
                  percentage of the equity units of Gearcap is deemed to be ownership of the same percentage of the shares of common stock of Holdings then held by Gearcap.

                  (h) The definition of "ERISA Affiliate" in the Credit Agreement is amended by adding at the end of the definition the following proviso:

                  "provided, however, that the term "ERISA Affiliate" specifically excludes Gearcap."

                  (i) The definition of "Jordan Stockholders" in the Credit Agreement is deleted in its entirety.

                  (j) The definition of "Management Stockholders" in the Credit Agreement is amended so that as amended, it reads as follows:

                           "Management Stockholders" means Robert Wolff, Larry
                  Graveel, Mike Gary, J. Craig Peterson, Jason Krakow, Carl Allard, Jim Malseed and their family members and trusts for the benefit of any of the foregoing."

                  (k) The definition of "Permitted Holdings Payments" in the Credit Agreement is amended in its entirety by substituting the revised definition that is attached to this Consent and Amendment as Exhibit E.

                  (l) The definition of "Stated Termination Date" in the Credit Agreement is amended so that, as amended, it reads as follows:

                           "Stated Termination Date" means January 15, 2005,
                  or the date to which this Agreement is extended pursuant to
                  Section 10.1; provided that if Borrower and Gearcap (or either of them) purchase, in the aggregate, Holdings' 11.375% Senior Discount Notes with an aggregate principal amount at maturity exceeding $50,000,000 on or before December 31, 2003, then "Stated Termination Date" will mean January 15, 2006, or the date to which this Agreement is extended pursuant to Section 10.1.

                  (m) Section 6(a) of the Security Agreement is amended so that, as amended, it reads as follows:

                  "such Grantor has rights in and the power to transfer all of the Collateral free and clear of all Liens whatsoever, except for Permitted Liens and except for the limitations and restrictions imposed on the transfer of securities (including the Notes) by applicable federal and state law."

                  (n) Schedule I to the Borrower Pledge Agreement is amended in its entirety by substituting the revised Schedule I that is attached to this Consent and Amendment as Exhibit F.

                  (o) The definition of "Fixed Charges" is amended in its entirety so that as amended, it reads as follows:

                           "Fixed Charges" means, with respect to any fiscal
                  period of Holdings on a consolidated basis, without duplication, interest expense paid in cash, scheduled principal payments of Debt, scheduled amortization of the Fixed Asset Amount, Federal, state, local and foreign income taxes (net of any tax benefits with respect to such taxes), excluding deferred taxes, but including all such taxes paid by or refunded to, Holdings and its Subsidiaries on a consolidated basis and without duplication of amounts deductible in the calculation of EBITDA, all Distributions paid in cash by Holdings and the borrower, plus the difference between:

                                    (i) any Distribution paid in cash
                           permitted pursuant to clause (e) or (i) of the definition of Permitted Holdings Payments, minus

                                    (ii) an amount equal to the cash proceeds
                           received by Holdings from stock issuances, stock reissuances or the exercise of stock options to the extent such proceeds are distributed or contributed to the Borrower,

                  but "Fixed Charges" does not include:

                                    (A) Borrower's payment of funds to
                           Holdings for use in paying interest or other payments under the Notes that Borrower holds, and Holdings' payment to Borrower of interest or other payments under the Notes that Borrower holds, but in each case only to the extent that Borrower receives the interest or other payments,

                                    (B) Borrower's deemed payment of funds to
                           Holdings for use in paying interest or other payments under the Notes that Borrower holds, and Holdings' deemed payment to Borrower of interest or other payments under the Notes that Borrower holds, but in each case only to the extent that Borrower is credited with the deemed interest or other payments, and

                                    (C) Borrower's assignment to Holdings of
                           its right to receive interest or other payments under the Notes that Borrower holds, subject to the rights of Agent and Lenders under the Loan Documents with respect to Collateral upon the occurrence of an Event of Default.

                  (p) Annex A to the Credit Agreement is amended by adding the following new definitions:

                           "Consent and Amendment" means the Third Consent and
                  Amendment to this Credit Agreement.

                           "Gearcap" means Gearcap LLC, a Delaware limited
                  liability company.

                           "2003 Transaction Expenses" means the transaction
                  costs relating to the recapitalization transactions described in the Consent and Amendment, including, without limitation, commissions, trading fees and other fees of Jefferies & Company, the amendment fee paid by Borrower in connection with the Consent and Amendment and legal, accounting and tax opinion fees and related expenses

         5.       Conditions to Effectiveness.

                  (a) Except as set forth in subparagraph (b) below, this Consent and Amendment will become effective when each of the following conditions precedent has been met or waived in writing by
         Agent:

                           (i) Consent and Amendment. Agent, Borrower,
                  Holdings, Event 1, Inc. CC Products, Inc. and Lenders will have delivered to the others duly executed counterparts to this Consent and Amendment.

                           (ii) Reaffirmation of Guaranty. Holdings will have
                  executed and delivered to Agent the Reaffirmation of Guaranty attached to this Consent and Amendment.

                  (b) Assuming that the conditions precedent set forth in clause (a) above have been satisfied:

                           (i) Clauses (b), (d), (g) and (i) of Paragraph 4
                  ("Amendments") of this Consent and Amendment will become effective upon the consummation of the related transactions, as the case may be, contemplated by the Exchange Agreement or other Recapitalization Documents.

                           (ii) To the extent that clause (c) of Paragraph 4
                  ("Amendments") of this Consent and Amendment pertains to the authorized capital stock of Holdings, it will become effective upon the filing of the Articles Amendment. The remainder of this clause (c) will become effective upon the consummation of the related transactions, contemplated by the Exchange Agreement or other Recapitalization Documents.

                           (iii) To the extent clause (k) of Paragraph 4
                  ("Amendments") of this Consent and Amendment pertains to subparagraph (a) of the "Permitted Holdings Payments" definition found on Exhibit E, it will become effective upon the execution and delivery of the TJC Amendment.

                           (iv) Clause (n) of Paragraph 4 ("Amendments") of
                  this Consent and Amendment will become effective upon the earlier of (A) the consummation of the related transactions contemplated by the Contribution Agreement, and (B) Borrower's purchase of Notes or other Recapitalization Documents.

         6. Acknowledgment and Deliveries. Borrower affirms its obligation under the Loan Documents to pledge the Notes it acquires from Jefferies and the Notes it acquires from Holdings to Agent (for itself and for the benefit of the Lenders), and will do so promptly after acquiring the Notes.

         Borrower will deliver fully executed copies of the Recapitalization Documents to Agent, certified as complete and accurate by an officer of Borrower, promptly upon the execution and delivery of the Recapitalization Documents.

         7. Costs and Expenses. As provided in Section 13.7 of the Credit Agreement, Borrower will reimburse Agent for all reasonable costs and expenses that Agent incurs (including reasonable attorneys' costs) in connection with the preparation, execution, delivery and administration of this Consent and Amendment (and the other documents to be delivered in connection with this Consent and Amendment).

         8. Miscellaneous. Except to the extent compliance with this Consent and Amendment is expressly waived or consents are granted under this Consent and Amendment, the Credit Agreement will remain unchanged and in full force and effect. This Consent and Amendment may be executed in any number of counterparts, all of which taken together will constitute one and the same amendatory instrument. Any of the parties to this Consent and Amendment may execute this Consent and Amendment by signing any such counterpart and sending it by telecopier, mail messenger or courier to the Agent or the Agent's counsel. The parties intend that this Consent and Amendment be interpreted, and the rights and liabilities of the parties to this Consent and Amendment be determined, under the internal laws (as opposed to the conflict of laws provisions) of Illinois; but the Agent and the Lenders retain all rights arising under federal law. The attached Exhibits A through F are incorporated into this Consent and Amendment by this reference.



             [The remainder of this page intentionally left blank]

         IN WITNESS WHEREOF, the parties to this Consent and Amendment have caused it to be duly executed as of the day and year first above written.

                                      "BORROWER"

                                      GFSI, Inc.

                                      By: /s/ Larry Graveel
                                         -----------------------------------
                                              Larry Graveel, President


                                      "HOLDINGS"

                                      GFSI Holdings, Inc.

                                      By: /s/ Larry Graveel
                                         -----------------------------------
                                              Larry Graveel, President


























[This is one of the signature pages to the Third Consent and Amendment dated as of September 8, 2003.]

                                          EVENT 1, INC.


                                          By:/s/ Larry Graveel
                                             --------------------------------

                                          Name:    Larry Graveel
                                               ------------------------------
                                          Title:   President and CEO
                                                -----------------------------


                                          CC PRODUCTS, INC.

                                          By:/s/ Larry Graveel
                                             --------------------------------

                                          Name:    Larry Graveel
                                               ------------------------------
                                          Title:   President and CEO
                                                -----------------------------


























[This is one of the signature pages to the Third Consent and Amendment dated as of September 8, 2003.]

                                         "AGENT"

                                         BANK OF AMERICA, N.A., as the Agent

                                         By:  /s/Dan Jelaca
                                             --------------------------------
                                              Dan Jelaca, Vice President




                                         "LENDERS"

                                         BANK OF AMERICA, N.A., as a Lender

                                         By:   /s/ Dan Jelaca
                                              --------------------------------
                                               Dan Jelaca, Vice President






























[This is one of the signature pages to the Third Consent and Amendment dated as of September 8, 2003.]

                                          THE CIT GROUP/COMMERCIAL
                                          SERVICES, INC., as a Lender


                                          By: /s/ James K. Harris
                                              -------------------------------
                                              James K. Harris, Vice President



































[This is one of the signature pages to the Third Consent and Amendment dated as of September 8, 2003.]

                                            U.S. BANK NATIONAL
                                            ASSOCIATION, as a Lender


                                            By: /s/ Thomas Visconti
                                               -------------------------------
                                               Thomas Visconti, Vice President































[This is one of the signature pages to the Third Consent and Amendment dated as of September 8, 2003.]

                           Reaffirmation of Guaranty

         The undersigned Guarantor acknowledges receipt of a copy of this Third Consent and Amendment, and reaffirms the Guaranty dated March 28, 2002, between GFSI Holdings, Inc. and Agent.



                                          GFSI Holdings, Inc.


                                          By:/s/ Larry Graveel
                                             --------------------------------

                                          Name:    Larry Graveel
                                               ------------------------------
                                          Title:   President and CEO
                                                -----------------------------

                                   EXHIBIT A
                                   ---------

                     Schedule 6.4 to the Credit Agreement
                     (Corporate Name; Prior Transactions)


Borrower and its Subsidiaries have been known by or used the following corporate or fictitious names within the past five (5) years:

        o GFSI, Inc.
        o Event 1, Inc.
        o CC Products, Inc
        o Gear Canada ULC  .
        o Champion Custom Products
        o CC Products-Champion
        o GEAR For Sports
        o Any of the trademarks listed on Schedule 6.12.

Borrower and/or its Subsidiaries, however, do not receive payments under all of the trade names.

In the past five (5) years Borrower and/or its Subsidiaries have been a party to the following transactions:

o GFSI Holdings, Inc. ("Holdings") on February 27, 1997, acquired all of the issued and outstanding capital stock of Winning Ways, Inc. and immediately thereafter merged Winning Ways, Inc. with and into GFSI, Inc. ("GFSI") with GFSI as the surviving entity. All of the capital stock of Winning Ways, Inc. acquired by Holdings in connection with the acquisition was contributed to GFSI along with the balance of equity contributions.

o On January 29, 1998, GFSI, Inc. established a wholly owned subsidiary, Event 1, Inc. ("Event 1").

o On June 25, 2001, GFSI, Inc. through a series of corporate transactions and mergers effectively acquired 100% of the stock of Champion Products, Inc. ("Champion"). Through these corporate transactions and mergers, CC Products, Inc. became the successor to Champion Products, Inc.

o       On June 29, 2001, GFSI, Inc. sold its Tandem Marketing business.

o During 2002, GFSI, Inc. constructed a screen print decoration facility in Chillicothe, Missouri.

o As of December 31, 2002, GFSI, Inc. ("GFSI") entered into an Exchange Agreement with Jefferies Company, Inc., under which GFSI engaged in an exchange of $24,000,000 in aggregate maturity of Notes with a note holder, involving GFSI's issuance of approximately $9,900,000 (aggregate principal amount) of Senior Subordinated Notes pursuant to its Indenture dated as of December 31, 2002 for Series A & B 9 5/8%

        Senior Subordinated Notes due 2007 with State Street Bank and Trust Company (now succeeded by U.S. Bank, N.A.), as trustee. This transaction is referred to in the Consent and Amendment Agreement.

o On August 22, 2003, GFSI, Inc. ("GFSI") entered into a purchase contract, lease agreement, commercial lease and related documents with Lackman-Lenexa 110, L.L.C. and Crow-Spaulding #4, L.L.C., as the case may be, regarding the various sale and relocation transactions by which GFSI sold its facility at 16002 W. 110th Street, Lenexa, Kansas, and leased property at 9700 Lackman, Lenexa, Kansas. This transaction is referred to in the Second Consent and Amendment Agreement.

                                   EXHIBIT B

                     Schedule 6.5 to the Credit Agreement
                         (Subsidiaries and Affiliates)



------------------------ ---------------------------- -------------------------
Name                     Relationship to Borrower     Place of Formation
------------------------ ---------------------------- -------------------------

                         Parent corporation
GFSI Holdings, Inc.      of Borrower                  Delaware
------------------------ ---------------------------- -------------------------

Event 1, Inc.            Subsidiary to Borrower       Kansas
------------------------ ---------------------------- -------------------------

CC Products, Inc.        Subsidiary to Borrower       Delaware
------------------------ ---------------------------- -------------------------

Gear Canada ULC          Subsidiary to Borrower       Nova Scotia, Canada
------------------------ ---------------------------- -------------------------

Shareholders of record or beneficial shareholders of GFSI Holdings, Inc. (other than Gearcap) listed on Schedule 6.7 that may be Affiliates.

                                   EXHIBIT C
                                   ---------

                     Schedule 6.7 to the Credit Agreement
                               (Capitalization)

Series A Common Stock Shareholders of GFSI Holdings, Inc.:

              Robert M Wolff, Trustee                    60.0
              under that certain Trust
              Agreement dated 5/7/79

              Martin Becker, Trustee of                  30.0
              the Barry S. Golden Trust
              UTA dated 10/7/96

              Larry Douglas Graveel, Trustee of         225.0
              the Larry D. Graveel Revocable
              Trust dated 8/30/91, as amended
              from time to time thereafter, and
              to his successors in trust

              Michael H. Gary, Trustee of the           205.0
              Michael H. Gary Revocable Trust
              dated 3/10/93

              UMB Bank, NA, Trustee for J. Craig         25.0
              Peterson IRA 52-3786-02-8

              UMB Bank, NA, Custodian for J.             25.0
              Craig Peterson IC 51-1329-01-3

              Randall D. Stabenow                        20.0

              Greg M. Johnson                            10.0

              John Joerger                                5.0

              Paul Craig Whitener                        10.0

              James R. Malseed                           40.0

              Christopher Lee Young                      10.0

              David Churchman                            15.0

              Jason A. Krakow                            45.0

               Carl Allard                                  15.0

               John White                                    5.0

               Darlene D. Gary, Trustee of the              10.0
               Michael R. Gary Irrevocable Trust
               UTA dated 12/23/96

               Darlene D. Gary, Trustee of the              10.0
               Matthew R. Gary Irrevocable Trust
               UTA dated 12/31/96

Series B Common Stock Shareholders of GFSI Holdings, Inc.:

               Leucadia Investors, Inc.                   125.0
               David W. Zalaznick                         78.3125
               Jonathan F. Boucher                        67.125
               A. Richard Caputo, Jr.                     50.0
               Adam E. Max                                50.0
               John R. Lowden                             22.5
               James E. Jordan, Jr. Profit                1.25
               Sharing Plan & Trust

               Douglas Zych                               7.5
               Paul R. Rodzevik                           5.0
               The Lowden Family Trust                    15.0
               John W. Jordan, II Revocable Trust         68.3125
               Thomas H. Quinn                            10.0
               JZ Equity Partners PLC                     500.0

Series C Common Stock Shareholders of GFSI Holdings, Inc.:

               Gearcap                                   8,250.0

                                   EXHIBIT D
                                   ---------

                     Schedule 6.26 to the Credit Agreement
                             (Material Agreements)

After giving effect to the making of the Revolving Loans under the Credit Agreement with Bank of America, N.A., as Agent, to be made on the Closing Date, set forth below is a list of "material" agreements and contracts (as each may be amended from time to time) to which the Borrower or any of its Subsidiaries is a party or is bound:

      o Indenture, dated February 27, 1997, between GFSI, Inc. and Fleet National Bank, as Trustee as amended by the First Supplemental Indenture dated as of June 22, 2001, by the Second Supplemental Indenture dated as of February 28, 2002, and by the Third Supplemental Indenture dated as of June 11, 2002.

      o Indemnification Agreements between GFSI Holdings, Inc. and its director and executive officers dated February 27, 1997.

      o Tax Sharing Agreement, dated February 27, 1997, between GFSI, Inc. and GFSI Holdings, Inc.

      o Management Consulting Agreement, dated February 27, 1997, between GFSI Holdings, Inc. and TJC Management Corporation, as amended by the TJC Amendment.

      o Employment Agreement, dated February 27, 1997, between GFSI, Inc. and Robert M. Wolff.

      o Noncompetition Agreement, dated February 27, 1997, between GFSI Holdings, Inc. and Robert M. Wolff.

      o Indenture, dated September 17, 1997, between GFSI Holdings, Inc. and State Street Bank and Trust Company (now succeeded by U.S. Bank, N.A.), as Trustee, as amended by the First Supplemental Indenture dated as of October 11, 1999.

      o Embroidery Strategic Partnership Agreement among GEAR For Sports, Impact Design and Kansas Custom dated July 1, 2000.

      o Screen Print Sourcing Agreement between GEAR For Sports and Impact Design dated April 30, 2001, as amended.

      o CEBA Loan Agreement, dated April 28, 1998, by and among the Iowa Department of Economic Development, the City of Bedford and GFSI, Inc.

      o License Agreement, dated October 27, 1998, by and between GFSI, Inc. and Bonmax Co., Ltd.

      o Employment Agreement, dated as of April 1, 2001, by and between GFSI, Inc. and Robert G. Shaw.

      o Non-competition Agreement, dated as of April 1, 2001, by and between GFSI, Inc. and Robert G. Shaw.

      o Gear For Sports Distributor Agreement for Corporate Market between GFSI, Inc. and Zouire, L.L.C. dated June 29, 2001.

      o Supply Agreement between GFSI, Inc. and Zouire, L.L.C. dated June 29, 2001.

      o Department of Economic Development CDBG Industrial Infrastructure Program Company Participation Agreement dated November 27, 2001 with the City of Chillicothe, Missouri as Applicant.

      o Management Agreement between Gear Canada ULC and Fletcher Leisure Group, Inc.

      o Stock Option Agreements between GFSI Holdings, Inc. and certain of the employees of GFSI, Inc. or Gearcap, with various execution dates.

      o  License Agreement by and between Sara Lee Corporation, CC
         Products, Inc., CCP Acquisition, Inc. and GFSI, Inc. dated June 25,
         2001.

      o  Stock Purchase Agreement by and among Sara Lee Corporation,
         Champion Products, Inc. and GFSI, Inc. dated as of April 20, 2001, as amended by the First Amendment to Stock Purchase Agreement by and among Sara Lee Corporation, Champion Products, Inc. and GFSI, Inc. dated June 25, 2001.

      o Champion Art Management System License Agreement by and among Sara Lee Corporation, CC Products, Inc., CCP Acquisition, Inc. and GFSI, Inc. dated July 25, 2001.

      o Champion Art Management Software Agreement by and among Sara Lee Corporation, CC Products, Inc., CCP Acquisition, Inc. and GFSI, Inc. dated July 25, 2001.

      o On-Site Supplemental Agreement between GFSI, Inc. and PGA TOUR Licensed Properties, Inc. dated January 7, 2002.

      o Supplemental Employment Agreement, dated March 31, 2002 between GFSI, Inc. and Robert M. Wolff.

      o Indenture, dated as of December 31, 2002 between GFSI, Inc. and State Street Bank and Trust Company (now succeeded by U.S. Bank, N.A.), as Trustee.

      o Consent and Amendment, dated as of December 31, 2002, to the Credit Agreement, dated March 28, 2002.

      o Lease Agreement dated August 22, 2003 between Crow-Spaulding #4, L.L.C., as landlord, and GFSI, Inc., as tenant.

      o Commercial Lease dated August 22, 2003 between Lackman-Lenexa 110, L.L.C., as landlord, and GFSI, Inc., as tenant.

      o Purchase Contract dated August 21, 2003 between GFSI, Inc., as seller, and Lackman-Lenexa 110, L.L.C., as Buyer.

      o Second Consent and Amendment, dated as of August 12, 2003, to the Credit Agreement dated March 28, 2002.

      o Management Agreement between GFSI Holdings, Inc. and Gearcap, when executed and delivered.

      o Second Amended and Restated Shareholders Agreement by and among GFSI Holdings, Inc. and its investors, when executed and delivered.

      o Amendment to Management Consulting Agreement between GFSI Holdings, Inc., and TJC Management Corporation, when executed and delivered.

      o Contribution Agreement between GFSI, Inc., and GFSI Holdings, Inc., when executed and delivered.

      o See contracts and agreements described in Schedules 6.9, 6.11 and 6.12.

Several agreements, including concessionaire agreements, which have been entered into by Borrower and/or its Subsidiaries in the ordinary course of business have not been included in the foregoing list.

                                   EXHIBIT E
                                   ---------

         "Permitted Holdings Payments" means any Distribution by the Borrower or its Subsidiaries to Holdings at any time other than after and during the occurrence of an Event of Default (except for purposes of any Distribution described in clause (b) of this definition) for the purpose of:

                  (a) enabling Holdings to pay the fees due under the Management Consulting Agreement dated February 27, 1997, as amended, in an amount not to exceed $100,000 per annum in quarterly installments, plus reasonable out of pocket expenses.

                  (b) meeting obligations with respect to tax obligations under the Tax Sharing Agreement dated as of February 27, 1997, between Holdings and the Borrower,

                  (c) enabling Holdings to pay the fees due under the Management Agreement to be executed and delivered between Holdings and Gearcap, provided, that any such fees shall include only interest on the $6,500,000 loan to Gearcap by Robert M. Wolff and Barry Golden to enable Gearcap to purchase the Notes and pay the 2003 Transaction Expenses, reasonable business expenses of Gearcap and its employees (including, without limitation, life and other insurance, payroll, payroll taxes, employment benefits, accounting fees and related expenses, tax related fees and related expenses, and general administrative expenses), salaries, bonuses and other related compensation amounts for employee members of Gearcap to the extent that such employee members were employees of Holdings or Borrower immediately before the effectiveness of this Consent and Amendment,

                  (d) enabling Holdings to contribute the 11.375% Senior Discount Notes of Holdings to Borrower under the Contribution Agreement to be executed and delivered between Holdings and Borrower,

                  (e) making payments and stock repurchases under the Second Amended and Restated Stockholders Agreement, as amended from time to time, or any related agreements (including payments on any debt relating thereto) in an aggregate amount not to exceed $1,000,000 per annum,

                  (f) enabling Holdings to pay the costs of accounting, legal, administrative, directors, franchise tax, governmental and other ordinary course fees (including payments on any debt relating thereto), expenses and indemnities, in an aggregate amount not to exceed $500,000 per annum,

                  (g) enabling Holdings to pay the 2003 Transaction Expenses,

                  (h) enabling Holdings to pay scheduled payments or other amounts due on and after March 15, 2005, under the Notes, or otherwise due under the Indenture dated September 17, 1997, between Holdings and U.S. Bank, N.A. (as successor to State Street Bank and Trust Company), as Trustee, as amended and supplemented and as in effect on the date of this Consent and Amendment,

                  (i) enabling Holdings to purchase Holdings capital stock from current or former executives, management and employees of the Borrower or its Subsidiaries of up to a maximum of $500,000 in the aggregate per year,

                  (j) enabling Holdings to make any payments required in connection with that certain Noncompetition Agreement dated as of February 27, 1997 by and between Holdings and Robert M. Wolff in an amount not to exceed $250,000 per annum, and any assignment by Borrower to Holdings of Borrower's rights to receive interest and other payments from Holdings under the Notes, or otherwise due under Indenture dated September 17, 1997, between Holdings and U.S. Bank, N.A. (as successor to State Street Bank and Trust Company), as Trustee, as amended and supplemented and as in effect on the date of this Consent and Amendment.

         Notwithstanding anything in this Agreement to the contrary, if Holdings sells any capital stock repurchased under clause (e) or (i) above, an amount equal to the proceeds of such sales shall be deemed to reduce the amounts previously applied against the respective maximum amounts set forth in such clause(s); provided that the proceeds of such sales are distributed to the Borrower.


                                                     EXHIBIT F

                                      Schedule I to Borrower Pledge Agreement


                                                      PART A
                                                      ------

                                                  PLEDGED SHARES

---------------------- ----------------------- --------------------- ---------------------- ----------------------
                                                 Stock Certificate                              Percentage of
 Pledged Entity        Class of Capital Stock        Number(s)          Number of Shares      Outstanding Shares
---------------------- ----------------------- --------------------- ---------------------- ----------------------
 Events 1, Inc.                Common                    1                   1,000                   100%
---------------------- ----------------------- --------------------- ---------------------- ----------------------
CC Products, Inc.              Common                    1                    100                    100%
---------------------- ----------------------- --------------------- ---------------------- ----------------------



                                                      PART B
                                                      ------

                                               PLEDGED INDEBTEDNESS

------------------ ---------------- ------------------ ------------------- ------------------ -------------------
  Pledged Entity     Face Amount       Outstanding         Issue Date        Maturity Date      Interest Rate
                                      Balance as of
                                      Closing Date
------------------ ---------------- ------------------ ------------------- ------------------ -------------------
CC Products, Inc.    $10,000,000      $3,509,469.24        3/28/2002            Demand               n/a
------------------ ---------------- ------------------ ------------------- ------------------ -------------------
  Senior Discount   [___________]     $[__________]        ____, 2003          ________            11.375%
  Notes of GFSI
  Holdings, Inc.
------------------ ---------------- ------------------ ------------------- ------------------ -------------------